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SemGroup Reports Third-Quarter 2011 Results

Net Income Surpasses Same Period in 2010

SemGas and White Cliffs Pipeline Volumes Increase

Tulsa, OK – November 14, 2011 -SemGroup® Corporation (NYSE: SEMG) (“SemGroup”) today announced its financial results for the three and nine months ended September 30, 2011.

For the quarter ended September 30, 2011, SemGroup reported revenues of $393.4 million with net income of $14.3 million, or 34 cents per share, compared to revenue of $385.3 million with a net loss of $15.4 million, or a loss of 37 cents per share for the quarter ended September 30, 2010.

SemGroup’s adjusted earnings before interest, taxes, depreciation and amortization (“Adjusted EBITDA”) was $28.9 million for the quarter ended September 30, 2011, compared with a reported Adjusted EBITDA of $37.4 million for the same quarter in 2010. This decrease was primarily due to a reduction in White Cliffs Pipeline® ownership compared to the previous year and lower performance for SemStream®, L.P. and SemLogistics, while the other business units reported operational improvements (see the section of the release entitled “Non-GAAP Financial Measures” for a discussion on Adjusted EBITDA and a reconciliation of this measure to net income (loss) attributable to SemGroup).

SemGroup reported operating income of $9.9 million for the third quarter of 2011, compared to an operating income of $5 million for the same period last year. SemGroup’s improvement for the period was driven by higher volumes and margins reported for SemCrude®, L.P., SemGas®, L.P., SemMaterials MéxicoMR and SemCAMS ULC.

For the nine months ended September 30, 2011, SemGroup reported net income of $2.1 million, or 5 cents per share, on revenue of $1.14 billion, compared to a net loss of $127.4 million, or a loss of $3.08 per share, on revenue of $1.18 billion for the nine months ended September 30, 2010. Operating income for the nine months ended September 30, 2011, was $36.7 million, compared to an operating loss of $64.5 million for the same period last year. Adjusted EBITDA for the nine months ended September 30, 2011 totaled $84.2 million, compared to Adjusted EBITDA of $109 million for the nine months ended September 30, 2010.

“We are pleased with our operational improvement during the third quarter and the progress we have made on our strategic initiatives to generate sustained value for SemGroup stockholders,” said Norm Szydlowski, president and chief executive officer of

SemGroup. “We continued to increase capacity and utilization across our assets, including a 56% increase in White Cliffs Pipeline volumes, an increase in SemCrude Cushing leased storage capacity and a 39% increase in SemGas volumes over the prior year, resulting in increased revenue.”

“In August, we filed a registration statement for the initial public offering of Rose Rock Midstream, L.P. as an MLP, which will be comprised of our SemCrude business and we recently completed the contribution of our SemStream assets to NGL Energy Partners LP in exchange for cash and equity interests.” said Szydlowski. “The Rose Rock MLP will provide a more tax-efficient entity that will be well positioned to create additional value for our stockholders through organic growth projects and acquisitions and we look forward to updating stockholders.”

Adjusted EBITDA Guidance

SemGroup is updating its 2011 guidance to reflect the absence of SemStream’s fourth quarter estimated earnings of $14 - $18 million as a result of the contribution of SemStream’s assets to NGL Energy Partners LP, effective November 1, 2011. The updated guidance range is $106 - $122 million. This excludes any potential impact of the recently announced initial public offering of common units in Rose Rock Midstream, L.P. as the ultimate timing of the offering is not yet known.

Third-Quarter Highlights

•	Nearly 49% reduction in White Cliffs Pipeline ownership from previous year

•	White Cliffs Pipeline throughput volumes increased 56% over prior year

•	Completed the White Cliffs Pipeline capacity expansion program to 70,000 plus barrels per day, including a pipeline interconnection in Kansas

•	SemCrude increased Cushing storage capacity 850,000 barrels over prior year

•	SemGas plant processing volumes increased 39% over prior year

•	Completed the Hopeton, OK gas plant expansion to handling increasing Mississippi Zone volumes

•	Filed Form S-1 registration statement with the SEC for the formation of Rose Rock Midstream, L.P.

•	Announced the SemStream transaction with NGL Energy Partners LP

•	SemLogistics continues to experience low utilization

•	SemStream lower product margins

Recent Developments

•	On November 1, 2011, we closed on the contribution of our SemStream business to NGL Energy Partners LP (NYSE: NGL) in exchange for cash and equity interests.

•	James H. Lytal was elected as the newest member of the SemGroup Board of Directors, effective November 4, 2011, to fill a vacancy on the Board.

Segment Results

SemCrude reported operating income of $8.3 million for the third quarter, $4.4 million higher than the same period last year, as increased volumes and margins more than offset the impact of the sale of a partial interest in White Cliffs Pipeline in the third quarter of 2010.

SemGas reported operating income of $2.3 million for the third quarter, $1.1 million higher than the same period last year as new wells in the Mississippi Zone in northern Oklahoma significantly increased utilization rates.

SemMaterials México reported operating income of $1 million for the third quarter, compared to an operating loss of $1.2 million in the same period last year. The stronger volumes and margins are based on an overall increase in asphalt sales.

SemCAMS reported operating income of $5.6 million for the third quarter, $1.6 million higher than the same period last year.

SemLogistics reported an operating loss of $1.4 million for the third quarter, compared to operating income of $4 million for the prior year’s quarter as backwardation in the European markets adversely affected the renewal of storage agreements.

Earnings Conference Call

SemGroup will host a conference call for investors today at 4:30 p.m. EDT. The call can be accessed live over the telephone by dialing 866.761.0748, or for international callers, 617.614.2706. The pass code for the call is 96908714. A replay will be available shortly after the call and can be accessed by dialing 888.286.8010, or for international callers, 617.801.6888. The pass code for the replay is 67157755. The replay will be available until November 21, 2011. Interested parties may also listen to a simultaneous webcast of the conference call by logging onto SemGroup’s Investor Relations website at ir.semgroupcorp.com. A replay of the webcast will also be available for a year following the call at ir.semgroupcorp.com on the Calendar of Events-Past Events page. An additional slide deck for third quarter 2011 earnings will be posted under Investor Relations/Presentations.

About SemGroup

Based in Tulsa, OK, SemGroup® Corporation (NYSE: SEMG) is a publicly traded midstream service company providing the energy industry the means to move products from the wellhead to the wholesale marketplace. SemGroup provides diversified services for end-users and consumers of crude oil, natural gas, natural gas liquids, refined products and asphalt. Services include purchasing, selling, processing, transporting, terminalling and storing energy.

SemGroup®,SemCrude®, SemGas®, SemMaterialsMéxicoMR, SemStream® and White Cliffs Pipeline® are registered trademarks of SemGroup Corporation.

Non-GAAP Financial Measures

Adjusted EBITDA is presented in this release for certain periods in 2011 and 2010. Adjusted EBITDA is not a generally accepted accounting principles (“GAAP”) measure and is not intended to be used in lieu of a GAAP presentation of net income/loss. Adjusted EBITDA is presented in this release because SemGroup believes it provides additional information with respect to its financial performance and its ability to meet future debt service, capital expenditures and working capital requirements. Adjusted EBITDA represents earnings before interest, taxes, depreciation and amortization, adjusted for selected items that SemGroup believes impact the comparability of financial results between reporting periods. Although SemGroup presents selected items that it considers in evaluating its performance, you should also be aware that the items presented do not represent all items that affect comparability between the periods presented. Variations in SemGroup’s operating results are also caused by changes in volumes, prices, exchange rates, mechanical interruptions and numerous other factors. These types of variances are not separately identified in this release. Because all companies do not use identical calculations, SemGroup’s presentation of Adjusted EBITDA may be different from similarly titled measures of other companies. A reconciliation of net income (loss) attributable to SemGroup to Adjusted EBITDA for the periods presented is included in the tables at the end of this release.

Consolidated Balance Sheets

(dollars in thousands, unaudited, condensed)	September 30, 2011	December 31, 2010
ASSETS
Current assets	$560,303	$563,091
Property, plant and equipment, net	739,497	781,815
Goodwill and other intangible assets	72,856	140,087
Investment in White Cliffs	145,138	152,020
Assets held for sale	113,008	—
Other noncurrent assets, net	19,130	30,175

Total assets	$1,649,932	$1,667,188

LIABILITIES AND OWNERS’ EQUITY
Current liabilities:
Current portion of long-term debt	$9,099	$12
Other current liabilities	281,705	320,784

Total current liabilities	290,804	320,796
Long-term debt, excluding current portion	377,936	348,431
Other noncurrent liabilities	131,568	142,893

Total liabilities	800,308	812,120
Total owners’ equity	849,624	855,068

Total liabilities and owners’ equity	$1,649,932	$1,667,188

Consolidated Statements of Operations

(dollars in thousands, except per share amounts, unaudited, condensed)	Three Months Ended September 30,		Nine Months Ended September 30,
	2011	2010	2011	2010
Revenues	$393,404	$385,299	$1,144,577	$1,177,204
Expenses:
Costs of products sold, exclusive of depreciation and amortization shown below	314,743	293,684	903,113	903,248
Operating	42,278	42,136	117,906	115,403
General and administrative	17,253	20,676	57,633	68,309
Depreciation and amortization	13,296	18,632	39,556	58,150
(Gain) loss on disposal or impairment of long-lived assets, net	(1)	5,192	(137)	96,581

Total expenses	387,569	380,320	1,118,071	1,241,691
Equity in earnings of White Cliffs	4,016	—	10,166	—

Operating income (loss)	9,851	4,979	36,672	(64,487)
Other expenses (income), net	(5,828)	18,409	31,395	64,654

Income (loss) from continuing operations before income taxes	15,679	(13,430)	5,277	(129,141)
Income tax expense (benefit)	1,308	2,242	3,202	(272)

Income (loss) from continuing operations	14,371	(15,672)	2,075	(128,869)
Income (loss) from discontinued operations, net of income taxes	(32)	348	(3)	1,724

Net income (loss)	14,339	(15,324)	2,072	(127,145)
Less: net income attributable to noncontrolling interests	—	108	—	225

Net income (loss) attributable to SemGroup Corporation	$14,339	$(15,432)	$2,072	$(127,370)

Net income (loss) attributable to SemGroup Corporation	$14,339	$(15,432)	$2,072	$(127,370)
Other comprehensive income (loss), net of income taxes	(18,103)	12,389	(11,465)	4,932

Comprehensive loss attributable to SemGroup Corporation	$(3,764)	$(3,043)	$(9,393)	$(122,438)

Net income (loss) attributable to SemGroup Corporation per common share:
Basic	$0.34	$(0.37)	$0.05	$(3.08)
Diluted	$0.34	$(0.37)	$(0.15)	$(3.08)

Adjusted EBITDA Calculation

(dollars in thousands, unaudited)	Three Months Ended September 30,		Nine Months Ended September 30,
	2011	2010	2011	2010
Net income (loss) attributable to SemGroup Corporation	$14,339	$(15,432)	$2,072	$(127,370)
Add: Interest expense	6,019	21,112	49,389	66,509
Add: Income tax expense (benefit)	1,308	2,242	3,202	(272)
Add: Depreciation and amortization expense	13,296	18,632	39,556	58,150

EBITDA	34,962	26,554	94,219	(2,983)
Selected items impacting comparability	(6,081)	10,857	(9,970)	111,971

Adjusted EBITDA	$28,881	$37,411	$84,249	$108,988

Selected Items Impacting Comparability

(dollars in thousands, unaudited)	Three Months Ended September 30,		Nine Months Ended September 30,
	2011	2010	2011	2010
Loss (gain) on disposal or impairment of long-lived assets	$(1)	$5,192	$(137)	$96,581
Loss (income) from discontinued operations	32	(348)	3	(1,724)
Foreign currency transaction (gain) loss	(2,874)	(39)	(3,430)	1,556
Employee severance expense	—	—	4,374	—
Impact of change in basis of NGL inventory in fresh-start reporting	—	—	—	27,819
Unrealized (gain) loss on derivative activities	(2,301)	5,290	(9,394)	(17,662)
Change in fair value of warrants	(4,684)	(937)	(8,258)	(2,920)
Reversal of allowance on goods and services tax receivable	—	—	(4,144)	—
Depreciation and amortization included within equity earnings of White Cliffs	2,659	—	7,967	—
Allowance on (recovery of) receivable from AGE Refining	(300)	—	(900)	3,640
Restricted stock expense	1,388	1,699	3,949	4,681

Selected items impacting comparability	$(6,081)	$10,857	$(9,970)	$111,971

Adjusted EBITDA Guidance Calculation

(dollars in millions, unaudited)	Low	High
Net income (loss) attributable to SemGroup	$1	$14
Add: Interest expense	54	55
Add: Income tax expense (benefit)	5	6
Add: Depreciation and amortization	52	53

EBITDA	112	128
Selected items impacting comparability	(6)	(6)

Adjusted EBITDA	$106	$122

Selected Items Impacting Comparability

(dollars in millions, unaudited)	Low	High
Depreciation and amortization included within
Loss (gain) on disposal or impairment of long-lived assets	$(0)	$(0)
Loss (income) from discontinued operations	0	0
Foreign currency transaction (gain)/loss	(3)	(3)
Employee severance expense	4	4
Unrealized (gain)/loss on derivative activities	(9)	(9)
Change in fair value of warrants	(8)	(8)
Reversal of allowance on goods and services tax receivable	(4)	(4)
Depreciation and amortization included within equity in earnings of White Cliffs	11	11
Allowance on (recovery of) receivable from AGE Refining	(1)	(1)
Restricted stock expense	5	5

Selected items impacting comparability	$(6)	$(6)

Forward-Looking Statements

Certain matters contained in this Press Release include “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. We make these forward-looking statements in reliance on the safe harbor protections provided under the Private Securities Litigation Reform Act of 1995.

All statements, other than statements of historical fact, included in this Press Release including the prospects of our industry, our anticipated financial performance, NGL Energy’s anticipated financial performance, management’s plans and objectives for future operations, business prospects, outcome of regulatory proceedings, market conditions and other matters, may constitute forward-looking statements. Although we believe that the expectations reflected in these forward-looking statements are reasonable, we cannot assure you that these expectations will prove to be correct. These forward-looking statements are subject to certain known and unknown risks and uncertainties, as well as assumptions that could cause actual results to differ materially from those reflected in these forward-looking statements. Factors that might cause actual results to differ include, but are not limited to, our ability to comply with the covenants contained in and maintain certain financial ratios required by our credit facilities; NGL Energy’s operations, which we do not control; the possibility that our hedging activities may result in losses or may have a negative impact on our financial results; any sustained reduction in demand for the petroleum products we gather, transport, process and store; our ability to obtain new sources of supply of petroleum products; our failure to comply with new or existing environmental laws or regulations or cross border laws or regulations; the possibility that the construction or acquisition of new assets may not result in the corresponding anticipated revenue increases; any future impairment to goodwill resulting from the loss of customers or business; changes in currency exchange rates; and the risks and uncertainties of doing business outside of the U.S., including political and economic instability and changes in local governmental laws, regulations and policies, as well as other risk factors discussed from time to time in each of our documents and reports filed with the SEC.

Readers are cautioned not to place undue reliance on any forward-looking statements contained in this Press Release, which reflect management’s opinions only as of the date hereof. Except as required by law, we undertake no obligation to revise or publicly release the results of any revision to any forward-looking statements.

Additional Information

This communication does not constitute an offer to buy or solicitation of an offer to sell any securities or a solicitation of any vote, consent or approval. No tender offer for the shares of SemGroup has commenced at this time. If a tender offer is commenced, SemGroup may file a solicitation/recommendation statement with the U.S. Securities and Exchange Commission (SEC). Any solicitation/recommendation statement filed by SemGroup that is required to be mailed to stockholders will be mailed to stockholders of SemGroup. In addition, SemGroup may file a proxy statement and other documents with the SEC. Any definitive proxy statement will be mailed to stockholders of SemGroup. INVESTORS AND SECURITY HOLDERS OF SEMGROUP ARE URGED TO READ THESE AND OTHER DOCUMENTS FILED WITH THE SEC CAREFULLY IN THEIR ENTIRETY IF AND WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION. Investors and security holders will be able to obtain free copies of these documents (if and when available) and other documents filed with the SEC by SemGroup through the web site maintained by the SEC at http://www.sec.gov.

A registration statement relating to the common units of Rose Rock Midstream, L.P., a Master Limited Partnership, has been filed with the SEC, but has not yet become effective. These securities may not be sold nor may offers to buy be accepted prior to the time the registration statement becomes effective. This announcement does not constitute an offer to sell, or the solicitation of an offer to buy, any securities. Any offers, solicitations of offers to buy or sales of securities will only be made in accordance with the registration requirements of the Securities Act of 1933, as amended, or an exemption therefrom.

Certain Information Regarding Participants

SemGroup and certain of its respective directors and executive officers may be deemed to be participants under the rules of the SEC in any future solicitation of proxies or consents from SemGroup’s stockholders in respect of the matters discussed herein. Security holders may obtain information regarding the names, affiliations and interests of SemGroup’s directors and executive officers in SemGroup’s Annual Report on Form 10-K for the year ended December 31, 2010, which was filed with the SEC on March 31, 2011, and its proxy statement for the 2011 Annual Meeting, which was filed with the SEC on April 21, 2011. These documents can be obtained free of charge from the sources indicated above. Additional information regarding the interests of these participants in any proxy solicitation or consent solicitation and a description of their direct and indirect interests, by security holdings or otherwise, will also be included in future filings with the SEC.

Contacts:

Investor Relations:

Alisa Perkins

918-524-8081

investor.relations@semgroupcorp.com

Media:

Liz Barclay

918-524-8158

lbarclay@semgroupcorp.com

SemGroup Corporation 3rd Quarter 2011 Financial Results November 14, 2011

Forward-looking Information

11/14/2011
Certain matters contained in this Presentation include “forward-looking statements” within the meaning of Section 27A of the
Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. We make these forward-
looking statements in reliance on the safe harbor protections provided under the Private Securities Litigation Reform Act of 1995.
All statements, other than statements of historical fact, included in this Presentation regarding the prospects of our industry, our anticipated financial performance, NGL Energy’s anticipated financial performance, management’s plans and objectives for future operations, business prospects, the outcome of regulatory proceedings, market conditions and other matters, may constitute forward-looking statements. Although we believe that the expectations reflected in these forward-looking statements are reasonable, we cannot assure you that these expectations will prove to be correct. These forward-looking statements are subject to certain known and unknown risks and uncertainties, as well as assumptions that could cause actual results to differ materially from those reflected in these forward-looking statements. Factors that might cause actual results to differ include, but are not limited to, our ability to comply with the covenants contained in and maintain certain financial ratios required by our credit facilities; NGL Energy’s operations which we do not control; the possibility that our hedging activities may result in losses or may have a negative impact on our financial results; any sustained reduction in demand for the petroleum products we gather, transport, process and store; our ability to obtain new sources of supply of petroleum products; our failure to comply with new or existing environmental laws or regulations or cross border laws or regulations; the possibility that the construction or acquisition of new assets may not result in the corresponding anticipated revenue increases; any future impairment to goodwill resulting from the loss of customers or business;
changes in currency exchange rates; and the risks and uncertainties of doing business outside of the U.S., including political and economic instability and changes in local governmental laws, regulations and policies, as well as other risk factors discussed from time to time in each of our documents and reports filed with the SEC.
Readers are cautioned not to place undue reliance on any forward-looking statements contained in this Presentation, which reflect management’s opinions only as of the date hereof. Except as required by law, we undertake no obligation to revise or publicly release the results of any revision to any forward-looking statements.

Additional Information
This communication does not constitute an offer to buy or solicitation of an offer to sell any securities or a solicitation of any vote, consent or approval. No tender offer for the shares of SemGroup has commenced at this time. If a tender offer is commenced,
SemGroup may file a solicitation/recommendation statement with the U.S. Securities and Exchange Commission (“SEC”). Any
solicitation/recommendation statement filed by SemGroup that is required to be mailed to stockholders will be mailed to stockholders of SemGroup.  In addition, SemGroup may file a proxy statement and other documents with the SEC. Any definitive proxy statement will be mailed to stockholders of SemGroup. INVESTORS AND SECURITY HOLDERS OF SEMGROUP ARE
URGED TO READ THESE AND OTHER DOCUMENTS FILED WITH THE SEC CAREFULLY IN THEIR ENTIRETY IF AND
WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION. Investors and security holders will be able to obtain free copies of these documents (if and when available) and other documents filed with the SEC by
SemGroup through the web site maintained by the SEC at http://www.sec.gov.
A registration statement relating to the common units of Rose Rock Midstream, L.P. has been filed with the SEC, but has not yet become effective. These securities may not be sold nor may offers to buy be accepted prior to the time the registration statement becomes effective. This announcement does not constitute an offer to sell, or the solicitation of an offer to buy, any securities. Any offers, solicitations of offers to buy or sales of securities will only be made in accordance with the registration requirements of the
Securities Act of 1933, as amended, or an exemption therefrom.
Certain Information Regarding Participants
SemGroup and certain of its respective directors and executive officers may be deemed to be participants under the rules of the
SEC in any future solicitation of proxies or consents from SemGroup’s stockholders in respect of the matters discussed herein.
Security holders may obtain information regarding the names, affiliations and interests of SemGroup’s directors and executive officers in SemGroup’s Annual Report on Form 10-K for the year ended December 31, 2010, which was filed with the SEC on
March 31, 2011, and its proxy statement for the 2011 Annual Meeting, which was filed with the SEC on April 21, 2011. These documents can be obtained free of charge from the sources indicated above. Additional information regarding the interests of these participants in any proxy solicitation or consent solicitation and a description of their direct and indirect interests, by security holdings or otherwise, will also be included in future filings with the SEC.
11/14/2011

Non-GAAP Financial Measures
Adjusted EBITDA is presented in this presentation for certain periods in 2011 and
2010. Adjusted EBITDA is not a generally accepted accounting principles (“GAAP”)
measure and is not intended to be used in lieu of a GAAP presentation of net income/loss. Adjusted EBITDA is presented in this presentation because SemGroup believes it provides additional information with respect to its financial performance and its ability to meet future debt service, capital expenditures and working capital requirements. Adjusted EBITDA represents earnings before interest, taxes, depreciation and amortization, adjusted for selected items that SemGroup believes impact the comparability of financial results between reporting periods. Although
SemGroup presents selected items that it considers in evaluating its performance, you should also be aware that the items presented do not represent all items that affect comparability between the periods presented. Variations in SemGroup’s operating results are also caused by changes in volumes, prices, exchange rates, mechanical interruptions and numerous other factors. These types of variances are not separately identified in this presentation. Because all companies do not use identical calculations,
SemGroup’s presentation of Adjusted EBITDA may be different from similarly titled measures of other companies.

11/14/2011

Agenda • Strategy Overview Norm Szydlowski • 3 rd Quarter Financial Review Bob Fitzgerald • Concluding Remarks Norm Szydlowski 11/14/2011 5

Strategy Overview Norm Szydlowski

SemGroup Corp – Leveraged for Growth
Exposure to some of the most exciting resource plays in North America
DJ Basin, Bakken Shale, Niobrara Shale, Mississippi Zone, Montney Shale, Duvernay Shale
Producers are ramping up drilling programs in these liquids-rich opportunities
Strategic assets with capacity to grow
White Cliffs Pipeline and Cushing terminal - construction completed in 2009, ramping up throughput
Gas gathering and processing – strategic footprint with attractive capital expenditure opportunities
Strengthen balance sheet, improve financial flexibility and take advantage of attractive opportunities
Refinancing completed and deleveraging underway
Capital available to deploy towards growth opportunities
Optimize corporate structure to generate long-term value for shareholders
Completion of NGL Energy Partners LP transaction
Rose Rock Midstream, L.P. in registration
Safe, environmentally protective operations
Excellent safety and environmental record
11/14/2011

SemGroup’s Assets Located In Growth Areas
11/14/2011 8
Source:  Various industry reports
Emerging liquids rich gas play in Alberta; Duverney sweet gas;
Montney sour gas
Montney: 1+ million acres; Duvernay: 1.7 million acres
Industry reports estimate 60 tcf liquids rich resource potential
Producers include: Chevron, Encana, Talisman, others
140,000+ square miles of productive area; 150+ rigs currently drilling
Recoverable reserves estimated as high as 24 billion Bbls from
Bakken and Three Forks
505,000 barrels per day current oil/condensate production in Williston Basin
Producers include: Continental, Hess, EOG, ExxonMobil
42,000+ square miles of productive area; located at the intersection of
Colorado, Wyoming, Kansas and Nebraska
95,000 barrels per day current oil/condensate production, ramping up
Producers include: Noble, Anadarko
Active liquids rich resource play in northern Oklahoma and
southern Kansas
Producers include: Chesapeake, SandRidge, Devon, Shell,
Eagle Energy
Designated point of delivery point for all NYMEX contracts
Holds 5% to 10% of the total U.S. crude oil inventory
Industry Activity Points to Growth in SemGroup Areas of Operation:
Montney/Duverney
Williston Basin – Bakken & Three Forks – Sanish
Denver-Julesberg Basin / Niobrara
Mississippi Zone Play
Cushing, OK Crude Oil Storage Hub

Capitalizing on Unique Growth
Opportunities
Evaluating potential projects within the footprint of our existing assets; opportunity to deploy $350 to $500 million in 2012 - 2013 at highly attractive EBITDA multiples
SemCrude and White Cliffs Pipeline
9
* In general, capital projects require 6-12 months for engineering and construction with EBITDA contribution in year following completion
•
White Cliffs Pipeline positioned to take advantage of DJ Basin volume growth
Achieved 41,500 barrels per day of throughput in 3
rd
quarter 2011
30,000+ barrels per day of available capacity – no capex requirement
Platteville truck unloading facility expansion; increasing from 10 to 16 bays - 2012
•
Enhancing Cushing terminal presence and flexibility
Completion of additional 1.95 million barrels storage in 2012
100 acres of vacant land for approximately 6 million additional barrels of storage
New 20-inch receipt / delivery pipeline to be constructed in 2012 - 2013
Increase terminal pipeline connections; currently 6
•
Extending the KS/OK system to Granite Wash and Mississippi Zone
11/14/2011

Capitalizing on Unique Growth
Opportunities

SemGas Mississippi Zone - Rapid Plant and Gathering Expansions
•
•
•
•
SemCAMS Montney Shale – Liquid-Rich Sour Gas
•
•
SemCAMS Duvernay Shale – Liquid-Rich Sweet Gas
•
•
Gathering system expansions; numerous well connects in 2012 - 2013
Deployment of 20 million cubic feet per day cryogenic plant to Nash - 2012
Evaluating purchase of a 60 million cubic feet per day gas processing plant – 2012
Potential future gas plant expansions – 2013
Pipeline looping project to Wapiti Field – 2012-2013
200 million cubic feet per day gas processing plant; Wapiti Field – 2012-2013
Retooling plants to process sweet gas
Recommission KA Plant – 100 million cubic feet per day
Expansion of K3 Plant – 40 million cubic feet per day
Improvements to increase liquids recovery
11/14/2011

MLP Initiatives
Completed NGL Energy Partners LP transaction on November 1, 2011
8.93 million common units in NGL Energy Partners (11/11/11 close: $21.14)
7.5% interest in General Partner and incentive distribution rights
$93 million in cash for working capital
Strategic transaction that unlocks value, provides stable cash flows and creates valuation transparency
Diversification of cash flows with balanced business mix
Enhanced growth outlook and competitive position in marketplace
Operational synergies; 1 + 1 = 3
Value transparency; units x price per unit
Significant financial accretion (cash flow, credit and growth)
Significant accretion on a cash flow basis
Decreased trade credit requirements; reduced working capital requirements
Growth platform: expected 12-15% LP distribution growth
•
Leveraged to MLP structure through ownership of GP interest and incentive distribution rights
Replaces seasonal cash flow with stable, consistent quarterly distributions
Rose Rock Midstream, L.P. – In registration
11 11/14/2011

Near-Term Objectives
•
Proceed with the Rose Rock Midstream, L.P. initial public offering
•
Improve utilization at SemLogistics
•
Continue to reduce general and administrative expenses
•
Complete projects that are under way on schedule and on budget
•
Execute on growth plans
11/14/2011

Financial Highlights Bob Fitzgerald, CFO

SemGroup 3rd Quarter Results

White Cliffs volumes averaged 41.5 mbpd*
56% increase over prior year,
20% over prior quarter
Average margin declined 15% due to the shorter
haul KS volumes
Kansas/Oklahoma volumes averaged 37.3 mbpd
13% increase over prior year and prior quarter
Additional 350,00 barrels of Cushing storage
capacity
$1.7 million annual revenue
Northern Oklahoma gas processing volumes
increased 87% over prior year, 19% over prior
quarter
Decrease in natural gas prices offset by increased
volumes and higher liquids prices
G&A expenses reduced 17% from previous year
SemLogistics utilization bottomed out at 42%
during 3Q 2011; 52% as of November
Utilization increase driven by short-term contracts
* mbpd = thousand barrels per day
(dollars in millions, excluding EPS)
3rd Quarter
2011
3rd Quarter
2010
As reported
Operatng income 9.9 $           5.0 $
Net income (loss) 14.3 $         (15.4) $
Net income (loss) per share (basic and diluted) 0.34 $         (0.37) $
EBITDA
(1)
35.0 $         26.6 $
Selected items impacting comparability (6.1) 10.8
Adjusted EBITDA
(1)
28.9 37.4
White Cliffs Pipeline Ownership Adjustment - (4.9)
Adjusted EBITDA - Normalized White Cliffs
(2)
28.9 $         32.5 $
3rd Quarter Highlights
(1)
Non-GAAP Financial Data Reconciliations are included in the Appendix to this presentation
(2)
Adjusted to reflect 51% ownership in White Cliffs Pipeline
11/14/2011

Segment Adjusted EBITDA Summary

* Excludes SemGroup Corporate, SemCanada Crude and SemStream
$15.2
49%
$8.3
27%
$3.9
12%
$1.0
3%
$2.7
9%
3rd Quarter 2011 Adjusted EBITDA*
$ in Millions
SemCrude
SemCAMS
SemGas
SemLogistics
SemMaterials Mexico
(dollars in millions, unaudited)
2011 2010 2011 2010
SemCrude 15.2 $       17.7 $       45.4 $       48.2 $
SemStream (1.6) 3.1 (9.9) 13.2
SemGas 3.9 2.7 11.8 7.3
SemCAMS 8.3 6.7 28.9 21.9
SemLogistics 1.0 6.2 8.7 18.1
SemMexico 2.7 .4 6.9 2.2
Corp and Other (.6) .5 (7.6) (1.9)
Adjusted EBITDA
(1)
28.9 $       37.4 $       84.2 $       109.0 $
White Cliffs Pipeline Ownership Adjustment - $           (4.9) $        - $           (14.6) $
Adjusted EBITDA - Normalized White Cliffs
(2)
28.9 $       32.5 $       84.2 $       94.4 $
(1)
Non-GAAP Financial Data Reconciliations are included in the Appendix to this presentation
(2)
Adjusted to reflect 51% ownership in White Cliffs Pipeline
Three Months Ended
September 30
Nine Months Ended
September 30
11/14/2011

3
rd
Quarter Operating Statistics
11/14/2011
16
Crude Change vs 3Q 2010 Gas Change vs 3Q 2010
Cushing Storage 5.05 mmbbls up 20% Northern Oklahoma 27.7 mmcf/d up 87%
KS/OK Throughput 37.3 mbpd up 13% Sherman 15.1 mmcf/d down 6%
ND Marketing 7.0 mbpd NA SemCAMS Throughput 491.3 mmcf/d down 13%
White Cliffs 41.5 mbpd up 56%
Other
SemLogistics Utilization 42% down 57%
SemMaterials Mexico
Sales (short tons) 93,600 up 44%

2011 Guidance Update
2011 Adjusted EBITDA ($ in millions)
Low High
Prior 2011 Guidance $120.0 $140.0
Less: SemStream 4
th
Quarter 2011 Estimated Earnings (14.0) (18.0)
Updated 2011 Guidance $106.0 $122.0
17
Updated guidance includes:
Adjustment for the absence of 4
th
quarter SemStream estimated earnings
Negative $10 million September year-to-date SemStream adjusted EBITDA
No recognition of the anticipated gain from the SemStream transaction
No potential impact related to the IPO of Rose Rock Midstream, L.P.
Due to the unprecedented and prolonged backwardation in the European markets through the third quarter, we expect to finish the year in the lower half of our updated Adjusted EBITDA guidance

SemStream/ NGL Transaction – Highly
Cash Flow Accretive
11/14/2011
18
Low High
Adjusted EBITDA
September 2011 Year-to-Date (9.9) $       (9.9) $
Estimated Fourth Quarter Results 14.0 18.0
Estimated Full Year Adjusted EBITDA 4.1 $        8.1 $
Estimated Cash Flow
Estimated Full Year EBITDA 4.1 $        8.1 $
Less:  Interest Expense (18.0) (16.5)
Less:  Maintenance Capex (2.2) (1.6)
Estimated Full Year Cash Flow (16.1) $     (10.0) $
Pro-Forma Annualized Cash Flows
Unit Distributions
8.93 million units @ $1.35/unit 12.1 $
NGL Energy Partners Growth  Upside
(1)
8.93 million units @ $1.53/unit 13.7 $
2012 Estimated Cash Flow including Forbearance
Units not burdened with forbearance
5.00 million units @ $1.35/unit 6.8 $
Units subject to forbearance
3.93 million units @ $0.3375/unit
(2)
1.3
Total 2012 Cash Distributions 8.1 $
$ Millions
(1)  Based on September 1, 2011 NGL Energy Partners LP conference call indicating a distribution growth rate of 12-15% per year
(2)  Forbearance expires August 2012, therefore these units will receive one quarterly cash distribution during 2012

Capitalization & Liquidity
11/14/2011

Pro-Forma
SemStream
Transaction
180.6 $               (2)
22.0                      (3)
23.4
4.9
0.1
231.0 $
899.6                   (4)
1,130.6 $
20%
1.8 x
67.4 $
328.0
23.4
418.8 $
Capitalization
($ in millions)
September 30, 2011
Debt:
SemGroup term loans 273.6 $
SemGroup revolver 85.0
SemLogistics term loan 23.4
SemMaterials México debt 4.9
Capital leases 0.1
Total debt 387.0 $
Owners' equity 849.6
Total capitalization 1,236.6 $
Credit Metrics and Liquidity:
Debt / capitalization* 31%
Debt / Adjusted EBITDA** 3.0 x
Liquidity
Cash and cash equivalents 67.4 $
Revolver availability - U.S. 164.8
Revolver availability - U.K.
(1)
23.4
Total Liquidity 255.6 $
* Capitalization represents total debt plus owners’ equity
**Twelve months trailing Adjusted EBITDA
(1)
SemLogistics revolving credit facility
(2)
Pro-forma for paydown of debt with proceeds from liquidation of inventory ($93 million)
(3)
Net working capital collected from the liquidation of accounts receivable net of accounts payable ($63
(4)
Pro-forma increase in equity related non-taxable gain anticipated from the SemStream transaction ($50 Million

2011 Capital Expenditures
11/14/2011

$38
74%
$11
22%
$2
4%
YTD 2011 Capital Expenditures
$51 Million
Growth
Maintenance
Refurbishment
$51
71%
$18
25%
$3
4%
2011 Capital Program
Approximately $72 Million
Growth*
Maintenance
Refurbishment
Major Growth Projects 2011 Capex Full Year
($ in millions)
Crude Oil
•
Cushing Storage $24
•
Other Storage $3
Gas and NGL’s
•
Well Connections $10
•
Hopeton Cryogenic Plant $3
•
Hopeton/Nash Interconnection $2
All Projects On Schedule and On Budget
* See slide 31 in the Appendix for details

Conclusion • Solid Foundation in Place • Strategic Actions Taken • Future Opportunities 11/14/2011 21

Questions? SemGroup ® , SemCrude ® , SemGas ® , SemStream ® , SemMaterials México MR and White Cliffs Pipeline ® are registered trademarks of SemGroup Corporation.

Appendix

SemCrude 3rd Quarter Results
11/14/2011

56% increase in White Cliffs Pipeline volumes over prior
year
13% increase in volumes on KS/OK system over prior year
White Cliffs Pipeline capacity currently 70,000+ barrels
per day
Additional 350,000 barrels at Cushing storage completed
July 2011
1.95 million barrels Cushing storage under construction –
completion quarter 2 thru quarter 3 of 2012
Five-year contracts – Average $0.40 per barrel
Platteville CO truck unloading rack expansion – 6
additional bays – end of 2012 completion
Operational Highlights
Cushing Storage
Average leased capacity (million barrels) 4.8
Average utilization 95%
Average remaining contract tenor (years) 4.26
Weighted average storage rate $0.40
Transportation Volumes
White Cliffs Pipeline (thousand barrels per day) 41.5
Kansas/Oklahoma Gathering
(thousand barrels per day) 37.3
Crude Oil Marketing
North Dakota (thousand barrels per day) 7.0
8.9
24.5
26.3
27.7 27.8
34.4
41.5
0
10
20
30
40
50
2Q 3Q 4Q 1Q 2Q 3Q
White Cliffs Pipeline Volumes
(Thousand Barrels per Day)
Healy White Cliffs Pipeline Volumes
2010 2011
(dollars in millions)
3rd Quarter
2011
3rd Quarter
2010
As reported
Operating income 8.3 $              3.9 $
EBITDA
(1)
11.4 $            12.6 $
Selected items impacting comparability 3.8 5.1
Adjusted EBITDA (1)
15.2 $            17.7 $
White Cliffs Pipeline Ownership Adjustment - $               (4.9) $
Adjusted EBITDA - Normalized White Cliffs
(2)
15.2 $            12.8 $
(1)
Non-GAAP Financial Data Reconciliations are included in the Appendix to this presentation
(2)
Adjustment to reflect 51% ownership in White Cliffs Pipeline
Key Drivers

30.9 30.9
31.8
34.5
39.1
42.8
0
5
10
15
20
25
30
35
40
45
2 Q 3 Q 4 Q 1 Q 2 Q 3Q
Gas Plant Processing Volumes
(Million Cubic Feet per Day)
2010 2011
SemGas 3rd Quarter Results
11/14/2011
25
Increased northern Oklahoma utilization
Increased production in Mississippi Zone
Decrease in natural gas prices offset by increase in
volumes and liquids recovery
Anticipate 89% processing plant utilization by year end
Operational Highlights
Processing Capacity – MMCF/day
3
rd
Quarter 2011 3
rd
Quarter 2010
Northern OK 50
(1)
30
Sherman 23 23
Total 73 53
(1)
Additional 5 mmcf/day capacity anticipated 4 Q 2011
Average Utilization Levels
3
rd
Quarter 2011 3
rd
Quarter 2010
Northern OK 67% 49%
Sherman 66% 70%
(dollars in millions)
3rd Quarter
2011
3rd Quarter
2010
As reported
Operating income 2.3 $                 1.1 $
EBITDA
(1)
3.8 $                 2.5 $
Selected items impacting comparability 0.1 0.2
Adjusted EBITDA
(1)
3.9 $                 2.7 $
(1)
Key Drivers
Non-GAAP Financial Data Reconciliations are included in the Appendix to this presentation

SemGas Liquids Upgrade
11/14/2011

Northern Oklahoma
(Hopeton/Nash)
Sherman, Texas
Gas & Liquids Value
$6.53/mcf
Gas & Liquids Value
$7.59/mcf
Liquids Upgrade
(2)
$1.99
Liquids Upgrade
(3)
$2.77
1 mcf Gas
Wellhead Btu content
1,154,000 (2.64 GPM )
(4)
Wellhead Gas Value
(1)
$4.54
1 mcf Gas
Wellhead Btu content
1,227,000 (2.13 GPM )
(4)
Wellhead Gas Value
(1)
$4.82
Note: (1) Assumes $3.93/mmbtu gas price
(2) Assumes $1.10/gallon natural gas liquids price
(3) Assumes $1.68/gallon natural gas liquids price
(4) Recovered gallons per mcf

SemCAMS 3rd Quarter Results
11/14/2011

Key Drivers
October 11-28 – Total revenue impact of $(1.1) million
Operational Highlights
Current utilization down 13% versus year earlier
Due to a combination of weather-related well
shutdowns and lower market share
K3 maintenance turnaround scheduled 2012
91
88
82
73
74
75
0
20
40
60
80
100
2 Q 3 Q 4 Q 1 Q 2Q 3Q
Average Plant Utilization
(Percent Utilization)
2010 2011
(dollars in millions)
3rd Quarter
2011
3rd Quarter
2010
As reported
Operating income 5.6 $                 4.0 $
EBITDA
(1)
10.8 $              6.4 $
Selected items impacting comparability (2.5) 0.3
Adjusted EBITDA
(1)
8.3 $                 6.7 $
(1)
Year to date G&A expense decrease $3.2 million
compared to prior period
Exploring expansion opportunities with an
existing customer in the Elmworth/Wapiti area
to capture new Montney production
K3 plant shutdown due to mechanical failure
Non-GAAP  Financial  Data  Reconciliations  are included  in the Appendix  to this  presentation

SemLogistics 3rd Quarter Results
11/14/2011

Key Drivers
Decrease in utilization due to contract
Currently negotiating with
Structural customers (e.g. major oils)
Government agencies (e.g. strategic stocks)
Traders
Customers taking a “wait and see”
Signing up short-term contracts related to
Markets experiencing an unusually
prolonged backwardation
Average storage utilization for 3 quarter –
42%; As of September 30, 2011 – 45%
utilization
Business taking proactive steps to preserve
cash and reduce expenses
* Based on available capacity
99 99 99
83
61
42
0
20
40
60
80
100
120
2 Q 3 Q 4 Q 1 Q 2Q 3Q
Average Storage Utilization*
(Percent Utilization)
2010 2011
(dollars in millions)
3rd Quarter
2011
3rd Quarter
2010
As reported
Operating income (1.4) $               4.0 $
EBITDA
(1)
0.8 $                 6.2 $
Selected items impacting comparability 0.2 -
Adjusted EBITDA
(1)
1.0 $                 6.2 $
(1)
rd
expirations and current market conditions
approach to renewals
compulsory storage obligation tickets and
seasonal contango plays
conclude new business
Operational Highlights
Backwardated markets removing incentives to
Current utilization is 52% as of November 2011
Non-GAAP Financial Data Reconciliations are included in the Appendix to this presentation

SemMaterials México 3rd Quarter Results
11/14/2011

Operational Highlights
Sold 93,600 short tons of asphalt
Government bid contracts up versus prior year
Overall tonnage up 44% over prior year
Average market share approximately 20%, up
from 15% in prior year
75.3
65.1
97.8
87.9
92.9 93.6
-
20.0
40.0
60.0
80.0
100.0
120.0
2 Q 3 Q 4 Q 1 Q 2Q 3Q
Short Tons Sold
(Millions)
2010 2011
(dollars in millions)
3rd Quarter
2011
3rd Quarter
2010
As reported
Operating income (loss) 1.0 $                 (1.2) $
EBITDA
(1)
2.3 $                 0.5 $
Selected items impacting comparability 0.4 (0.1)
Adjusted EBITDA
(1)
2.7 $                 0.4 $
(1)
Key Drivers
Increase in volumes, especially in polymer
modified asphalt (PMA)
Shift to higher-margin products such as
polymer modified asphalt and emulsion
Some margin pressure in 3Q due to need to
purchase spot polymers
Non-GAAP  Financial  Data  Reconciliations  are included  in the Appendix  to this  presentation

SemStream 3rd Quarter Results
(dollars in millions)
3rd Quarter
2011
3rd Quarter
2010
As reported
Operating income (1.8) $                 (6.7) $
EBITDA (1) 1.6 $                  (4.9) $
Selected items impacting comparability (3.2)                    7.9
Adjusted EBITDA (1) (1.6) $                 3.0 $
(1)
Non-GAAP Financial Data Reconciliations are included in the Appendix to this presentation
11/14/2011
30
0
50
100
150
200
250
2 Q 3 Q 4 Q 1 Q 2Q 3Q
Volume Shipped
(Million Gallons)
SEC Consolidated Volumes Shipped EITF 04-13 Volumes
2010 2011
95.5
145.7
217.9
197.2
107.2
156.0
Closed on NGL Energy Partners transaction, November 1, 2011
High absolute price of products, especially heavies, reduced marketing opportunities and wholesale demand
Lower of cost or market adjustment of $2.1 million at September 30, 2011
8.93 million common units of NGL Energy Partners stock
7.5% equity interest in the General Partner of NGL Energy Partners
A cash payment of $93 million for working capital
Two seats on the board of directors of the general partner of NGL Energy
Partners

2011 Growth Capital Expenditures
11/14/2011

($ in millions)
SemCrude
Cushing Storage $24.0
Other Storage 3.1
White Cliffs  Pipeline expansion 0.5
Various 1.0
SemGas
Well connections 9.6
Cryogenic Plant – Hopeton 3.3
Hopeton/Nash Plant connection 1.7
SemCAMS
Well connections 1.0
SemMaterials Mexico
Plant 4.2
Other 2.6
Total $51.0

Consolidated Balance Sheets

11/14/2011
(dollars in thousands, unaudited, condensed) September 30, December 31,
2011 2010
ASSETS
Current assets $ 560,303           $ 563,091
Property, plant and equipment, net 739,497           781,815
Goodwill and other intangible assets 72,856             140,087
Investment in White Cliffs 145,138           152,020
Assets held for sale 113,008
    -
Other noncurrent assets, net 19,130             30,175
Total assets $ 1,649,932        $ 1,667,188
LIABILITIES AND OWNERS' EQUITY
Current liabilities:
Current portion of long-term debt $ 9,099                $ 12
Other current liabilities 281,705           320,784
Total current liabilities 290,804           320,796
Long-term debt, excluding current portion 377,936           348,431
Other noncurrent liabilities 131,568           142,893
Total liabilities 800,308           812,120
Total owners' equity 849,624           855,068
Total liabilities and owners' equity $ 1,649,932        $ 1,667,188
Consolidated Balance Sheets

Consolidated Statements of Operations

11/14/2011
(dollars in thousands, except per share amounts, unaudited, condensed)
2011 2010 2011 2010
Revenues $ 393,404           $ 385,299           $ 1,144,577        $ 1,177,204
Expenses:
Costs of products sold, exclusive of depreciation
   and amortization shown below 314,743           293,684           903,113           903,248
Operating 42,278             42,136             117,906           115,403
General and administrative 17,253             20,676             57,633             68,309
Depreciation and amortization 13,296             18,632             39,556             58,150
(Gain) loss on disposal or impairment of long-lived assets, net (1)                       5,192                (137)                   96,581
Total expenses 387,569           380,320           1,118,071        1,241,691
Equity in earnings of White Cliffs 4,016                -                          10,166             -
Operating income (loss) 9,851                4,979                36,672             (64,487)
Other expenses (income), net (5,828)              18,409             31,395             64,654
Income (loss) from continuing operations before income taxes 15,679             (13,430)            5,277                (129,141)
Income tax expense (benefit) 1,308                2,242                3,202                (272)
Income (loss) from continuing operations 14,371             (15,672)            2,075                (128,869)
Income (loss) from discontinued operations, net of income taxes (32)                     348                    (3)                       1,724
Net income (loss) 14,339             (15,324)            2,072                (127,145)
Less: net income attributable to noncontrolling interests -                          108                    -                          225
Net income (loss) attributable to SemGroup Corporation $ 14,339             $ (15,432)            $ 2,072                $ (127,370)
Net income (loss) attributable to SemGroup Corporation $ 14,339             $ (15,432)            $ 2,072                $ (127,370)
Other comprehensive income (loss), net of income taxes (18,103)            12,389             (11,465)            4,932
Comprehensive loss attributable to SemGroup Corporation $ (3,764)              $ (3,043)              $ (9,393)              $ (122,438)
Net income (loss) attributable to SemGroup Corporation per common share:
Basic $ 0.34                   $ (0.37)                  $ 0.05                   $ (3.08)
Diluted $ 0.34                   $ (0.37)                  $ (0.15)                  $ (3.08)
Three Months Ended
September 30,
Nine Months Ended
September 30,

Operating Income by Business Unit

11/14/2011
(dollars in thousands, unaudited)
2011 2010 2011 2010
Operating income (loss) -
SemCrude 8,280 $                        3,882 $                        27,775 $                     11,636 $
SemStream (1,812)                          (6,720)                          (8,491)                          (5,491)
SemGas 2,283                           1,139                           7,001                           2,805
SemCAMS 5,568                           3,953                           20,900                         13,807
SemLogistics (1,429)                          4,037                           1,315                           11,698
SemMaterials México 1,039                           (1,189)                          1,706                           (2,415)
Other and eliminations (4,078)                          (123)                             (13,534)                       (96,527)
Total operating income (loss) 9,851 $                        4,979 $                        36,672 $                     (64,487) $
Nine Months Ended
September 30,
Three Months Ended
September 30,

Non-GAAP Financial Data Reconciliations
Net income (loss) to earnings before interest, taxes, depreciation and amortization ("EBITDA") and excluding selected items impacting comparability ("Adjusted EBITDA") reconciliations
35
11/14/2011
(dollars in thousands, unaudited)
2011 2010 2011 2010
Net income (loss) attributable to SemGroup Corporation $ 14,339             $ (15,432)            $ 2,072                $ (127,370)
Add: Interest expense 6,019                21,112             49,389             66,509
Add: Income tax expense (benefit) 1,308                2,242                3,202                (272)
Add: Depreciation and amortization expense 13,296             18,632             39,556             58,150
EBITDA 34,962             26,554             94,219             (2,983)
Selected items impacting comparability (6,081)              10,857             (9,970)              111,971
Adjusted EBITDA $ 28,881             $ 37,411             $ 84,249             $ 108,988
Nine Months Ended
September 30,
Three Months Ended
September 30,

Selected Items Impacting Comparability

11/14/2011
Note:  Not included among the selected items impacting comparability in the table above are lower of cost or market adjustments to inventories of $2.2 million and $0.1 million during the three months ended September 30, 2011 and 2010, respectively, and $3.1 million and $10.9 million during the nine months ended September 30, 2011 and 2010, respectively.
(dollars in thousands, unaudited)
2011 2010 2011 2010
Loss (gain) on disposal or impairment of long-lived assets $ (1)                       $ 5,192                $ (137)                   $ 96,581
Loss (income) from discontinued operations 32                      (348)                   3                         (1,724)
Foreign currency transaction (gain) loss (2,874)              (39)                     (3,430)              1,556
Employee severance expense -                          -                          4,374                -
Impact of change in basis of NGL inventory
   in fresh-start reporting -                          -                          -                          27,819
Unrealized (gain) loss on derivative activities (2,301)              5,290                (9,394)              (17,662)
Change in fair value of warrants (4,684)              (937)                   (8,258)              (2,920)
Reversal of allowance on goods and services tax receivable -                          -                          (4,144)              -
Depreciation and amortization included within
   equity earnings of White Cliffs 2,659                -                          7,967                -
Allowance on (recovery of) receivable from AGE Refining (300)                   -                          (900)                   3,640
Restricted stock expense 1,388                1,699                3,949                4,681
Selected items impacting comparability $ (6,081)              $ 10,857             $ (9,970)              $ 111,971
Nine Months Ended
September 30,
Three Months Ended
September 30,

SemCrude Adjusted EBITDA Calculation

11/14/2011
Note:  Not included among the selected items impacting comparability in the table above are lower of cost or market adjustments to inventories of $0.1 million and $0.1 million during the three months ended September 30, 2011 and 2010, respectively, and $0.3 million and $1.5 million during the nine months ended September 30, 2011 and 2010, respectively.
(dollars in thousands, unaudited)
2011 2010 2011 2010
Net income (loss) attributable to SemGroup Corporation 8,629 $            (4,208) $           25,856 $          (15,688) $
Add: Interest expense (349)                   8,539                3,519                27,689
Add: Income tax expense (benefit) -                          -                          -                          -
Add: Depreciation and amortization expense 3,122                8,280                8,505                24,993
EBITDA 11,402             12,611             37,880             36,994
Selected items impacting comparability 3,827                5,132                7,551                11,204
Adjusted EBITDA 15,229 $          17,743 $          45,431 $          48,198 $
23,652             4,778                23,652             4,778
Selected Items Impacting Comparability
Loss (gain) on disposal or impairment of long-lived assets - $                      6,828 $            12 $                   6,874 $
Loss (income) from discontinued operations -                          -                          -                          -
Foreign currency transaction (gain) loss -                          -                          -                          -
Employee severance expense -                          -                          -                          -
Impact of change in basis of NGL inventory in fresh-start
       reporting                   -                          -                          -                          -
Unrealized (gain)/loss on derivative activities 1,190                (2,142)              (334)                   (495)
Change in fair value of warrants -                          -                          -                          -
Reversal of allowance on goods and services tax receivable -                          -                          -                          -
Depreciation and amortization included within
       equity in earnings of White Cliffs 2,659                -                          7,967                -
Allowance on (recovery of) receivable from AGE Refining (300)                   -                          (900)                   3,640
Restricted stock expense 278                    446                    806                    1,185
Selected items impacting comparability 3,827 $            5,132 $            7,551 $            11,204 $
Three Months Ended
September 30
Nine Months Ended
September 30

White Cliffs Pipeline, L.L.C.
Summarized Income Statement Information
(100% White Cliffs - not adjusted for net ownership interest)
11/14/2011
38
Three Months Ended Nine Months Ended
September 30, September 30,
(dollars in thousands, unaudited) 2011 2010 2011 2010
Revenue 17,515 $       12,778 $       47,878 $       38,897 $
Operating, general and administrative expenses 3,824             3,784             10,029          13,353
Depreciation and amortization expense 5,214             5,667             15,622          17,208
Net income 8,477             3,327             22,227          8,336
Add: Depreciation and amortization expense 5,214             5,667             15,622          17,208
EBITDA 13,691          8,994             37,849          25,544
Add: Allocated Overhead 625                917                2,387             4,304
EBITDA before Allocated Overhead 14,316          9,911             40,236          29,848
EBITDA before Allocated Overhead - 51% 7,301             5,055             20,520          15,222
Less: Allocated Overhead 625                917                2,387             4,304
SemCrude's 51% of White Cliffs EBITDA 6,676 $         4,138 $         18,133 $       10,918 $
During the nine months ended September 30, 2010, SemGroup owned 99% of White Cliffs.
During the nine months ended September 30, 2011, SemGroup owned 51% of White Cliffs.

SemGas Adjusted EBITDA Calculation

11/14/2011
(dollars in thousands, unaudited)
2011 2010 2011 2010
Net income (loss) attributable to SemGroup Corporation 2,201 $            (53) $                  5,172 $            (1,533) $
Add: Interest expense 84                      1,188                1,835                4,291
Add: Income tax expense (benefit) -                          -                          -                          -
Add: Depreciation and amortization expense 1,528                1,380                4,410                4,062
EBITDA 3,813                2,515                11,417             6,820
Selected items impacting comparability 118                    176                    343                    510
Adjusted EBITDA 3,931 $            2,691 $            11,760 $          7,330 $
5,635                306                    5,635                306
Selected Items Impacting Comparability
Loss (gain) on disposal or impairment of long-lived assets 4 $                     - $                      4 $                     (19) $
Loss (income) from discontinued operations -                          -                          -                          -
Foreign currency transaction (gain) loss -                          -                          -                          -
Employee severance expense -                          -                          -                          -
Impact of change in basis of NGL inventory in fresh-start
       reporting                   -                          -                          -                          -
Unrealized (gain)/loss on derivative activities -                          -                          -                          -
Change in fair value of warrants -                          -                          -                          -
Reversal of allowance on goods and services tax receivable -                          -                          -                          -
Depreciation and amortization included within
       equity in earnings of White Cliffs -                          -                          -                          -
Allowance on (recovery of) receivable from AGE Refining -                          -                          -                          -
Restricted stock expense 114                    176                    339                    529
Selected items impacting comparability 118 $                 176 $                 343 $                 510 $
Three Months Ended
September 30
Nine Months Ended
September 30

SemCAMS Adjusted EBITDA Calculation

11/14/2011
(dollars in thousands, unaudited)
2011 2010 2011 2010
Net income (loss) attributable to SemGroup Corporation 2,070 $            (6,964) $           3,979 $            (7,544) $
Add: Interest expense 4,668                10,821             19,390             18,981
Add: Income tax expense (benefit) 1,508                129                    260                    2,399
Add: Depreciation and amortization expense 2,577                2,419                7,746                7,071
EBITDA 10,823             6,405                31,375             20,907
Selected items impacting comparability (2,524)              328                    (2,466)              996
Adjusted EBITDA 8,299 $            6,733 $            28,909 $          21,903 $
Selected Items Impacting Comparability
Loss (gain) on disposal or impairment of long-lived assets - $                      1 $                     - $                      (14) $
Loss (income) from discontinued operations -                          -                          -                          -
Foreign currency transaction (gain) loss (2,678)              (33)                     (2,675)              (36)
Employee severance expense -                          -                          3,855                -
Impact of change in basis of NGL inventory in fresh-start
       reporting                   -                          -                          -                          -
Unrealized (gain)/loss on derivative activities -                          -                          -                          -
Change in fair value of warrants -                          -                          -                          -
Reversal of allowance on goods and services tax receivable -                          -                          (4,144)              -
Depreciation and amortization included within
       equity in earnings of White Cliffs -                          -                          -                          -
Allowance on (recovery of) receivable from AGE Refining -                          -                          -                          -
Restricted stock expense 154                    360                    498                    1,046
Selected items impacting comparability (2,524) $           328 $                 (2,466) $           996 $
Nine Months Ended
September 30
Three Months Ended
September 30

SemLogistics Adjusted EBITDA Calculation

11/14/2011
(dollars in thousands, unaudited)
2011 2010 2011 2010
Net income (loss) attributable to SemGroup Corporation 1,033 $            2,845 $            2,923 $            6,847 $
Add: Interest expense 250                    661                    729                    1,952
Add: Income tax expense (benefit) (2,797)              622                    (2,380)              2,901
Add: Depreciation and amortization expense 2,339                2,045                6,943                5,916
EBITDA 825                    6,173                8,215                17,616
Selected items impacting comparability 194                    76                      478                    453
Adjusted EBITDA 1,019 $            6,249 $            8,693 $            18,069 $
7,047                2,054                7,047                2,054
Selected Items Impacting Comparability
Loss (gain) on disposal or impairment of long-lived assets - $                      - $                      - $                      - $
Loss (income) from discontinued operations 23                      (5)                       32                      83
Foreign currency transaction (gain) loss 72                      (60)                     40                      (39)
Employee severance expense -                          -                          131                    -
Impact of change in basis of NGL inventory in fresh-start
       reporting                   -                          -                          -                          -
Unrealized (gain)/loss on derivative activities -                          -                          -                          -
Change in fair value of warrants -                          -                          -                          -
Reversal of allowance on goods and services tax receivable -                          -                          -                          -
Depreciation and amortization included within
       equity in earnings of White Cliffs -                          -                          -                          -
Allowance on (recovery of) receivable from AGE Refining -                          -                          -                          -
Restricted stock expense 99                      141                    275                    409
Selected items impacting comparability 194 $                 76 $                   478 $                 453 $
Nine Months Ended
September 30
Three Months Ended
September 30

SemMaterials México
Adjusted EBITDA Calculation

11/14/2011
(dollars in thousands, unaudited)
2011 2010 2011 2010
Net income (loss) attributable to SemGroup Corporation 258 $                 (1,144) $           430 $                 (3,494) $
Add: Interest expense 114                    -                          232                    13
Add: Income tax expense (benefit) 302                    116                    1,421                939
Add: Depreciation and amortization expense 1,653                1,532                4,912                4,604
EBITDA 2,327                504                    6,995                2,062
Selected items impacting comparability 360                    (66)                     (81)                     105
Adjusted EBITDA 2,687 $            438 $                 6,914 $            2,167 $
2,989                (551)                   2,989                (551)
Selected Items Impacting Comparability
Loss (gain) on disposal or impairment of long-lived assets 20 $                   (12) $                  (186) $              (26) $
Loss (income) from discontinued operations -                          -                          -                          -
Foreign currency transaction (gain) loss 291                    (125)                   (58)                     (54)
Employee severance expense -                          -                          -                          -
Impact of change in basis of NGL inventory in fresh-start
       reporting                   -                          -                          -                          -
Unrealized (gain)/loss on derivative activities -                          -                          -                          -
Change in fair value of warrants -                          -                          -                          -
Reversal of allowance on goods and services tax receivable -                          -                          -                          -
Depreciation and amortization included within
       equity in earnings of White Cliffs -                          -                          -                          -
Allowance on (recovery of) receivable from AGE Refining -                          -                          -                          -
Restricted stock expense 49                      71                      163                    185
Selected items impacting comparability 360 $                 (66) $                  (81) $                  105 $
Three Months Ended
September 30
Nine Months Ended
September 30

SemStream Adjusted EBITDA Calculation

11/14/2011
Note:  Not included among the selected items impacting comparability in the table above are lower of cost or market adjustments to inventories of $2.1 million and $0 during the three months ended September 30, 2011 and 2010, respectively, and $2.7 million and $9.3 million during the nine months ended September 30, 2011 and 2010, respectively.
(dollars in thousands, unaudited)
2011 2010 2011 2010
Net income (loss) attributable to SemGroup Corporation (1,180) $           (10,173) $         (22,882) $         (13,263) $
Add: Interest expense 1,547                3,453                16,543             10,195
Add: Income tax expense (benefit) -                          -                          -                          -
Add: Depreciation and amortization expense 1,280                1,844                4,702                5,074
EBITDA 1,647                (4,876)              (1,637)              2,006
Selected items impacting comparability (3,280)              7,945                (8,240)              11,232
Adjusted EBITDA (1,633) $           3,069 $            (9,877) $           13,238 $
40,272             (7,250)              40,272             (7,250)
Selected Items Impacting Comparability
Loss (gain) on disposal or impairment of long-lived assets (25) $                  (1) $                    39 $                   (35) $
Loss (income) from discontinued operations -                          -                          -                          -
Foreign currency transaction (gain) loss 3                         -                          31                      -
Employee severance expense -                          -                          -                          -
Impact of change in basis of NGL inventory in fresh-start
       reporting                   -                          -                          -                          27,819
Unrealized (gain)/loss on derivative activities (3,491)              7,683                (8,980)              (17,233)
Change in fair value of warrants -                          -                          -                          -
Reversal of allowance on goods and services tax receivable -                          -                          -                          -
Depreciation and amortization included within
       equity in earnings of White Cliffs -                          -                          -                          -
Allowance on (recovery of) receivable from AGE Refining -                          -                          -                          -
Restricted stock expense 233                    263                    670                    681
Selected items impacting comparability (3,280) $           7,945 $            (8,240) $           11,232 $
Three Months Ended
September 30
Nine Months Ended
September 30

SemGroup Corporate & Other
Adjusted EBITDA Calculation

11/14/2011
(dollars in thousands, unaudited)
2011 2010 2011 2010
Net income (loss) attributable to SemGroup Corporation 1,328 $         4,265 $            (13,406) $         (92,695) $
Add: Interest expense (295)              (3,550)              7,141                3,388
Add: Income tax expense (benefit) 2,295            1,375                3,901                (6,511)
Add: Depreciation and amortization 797                1,132                2,338                6,430
EBITDA 4,125            3,222                (26)                     (89,388)
Selected items impacting comparability (4,776)           (2,734)              (7,555)              87,471
Adjusted EBITDA (651) $           488 $                 (7,581) $           (1,917) $
Selected Items Impacting Comparability
Loss (gain) on disposal or impairment of long-lived assets - $                   (1,624) $           (6) $                    89,801 $
Loss (income) from discontinued operations 9                     (343)                   (29)                     (1,807)
Foreign currency transaction (gain) loss (562)              179                    (768)                   1,685
Employee severance expense -                      -                          388                    -
Impact of change in basis of NGL inventory in fresh-start
       reporting                   -                      -                          -                          -
Unrealized (gain)/loss on derivative activities -                      (251)                   (80)                     66
Change in fair value of warrants (4,684)           (937)                   (8,258)              (2,920)
Reversal of allowance on goods and services tax receivable -                      -                          -                          -
Depreciation and amortization included within
       equity in earnings of White Cliffs -                      -                          -                          -
Allowance on (recovery of) receivable from AGE Refining -                      -                          -                          -
Restricted stock expense 461                242                    1,198                646
Selected items impacting comparability (4,776) $        (2,734) $           (7,555) $           87,471 $
Three Months Ended
September 30
Nine Months Ended
September 30

Guidance Adjusted EBITDA Calculation
11/14/2011

(dollars in millions, unaudited) Low High
Net income (loss) attributable to SemGroup 1 $              14 $
Add: Interest expense 54               55
Add: Income tax expense (benefit) 5                   6
Add: Depreciation and amortization 52               53
EBITDA 112             128
Selected items impacting comparability (6)                (6)
Adjusted EBITDA 106 $          122 $
(dollars in millions, unaudited) Low High
Depreciation and amortization included within
Loss (gain) on disposal or impairment of long-lived assets (0) $             (0) $
Loss (income) from discontinued operations 0                   0
Foreign currency transaction (gain)/loss (3)                (3)
Employee severance expense 4                   4
Unrealized (gain)/loss on derivative activities (9)                (9)
Change in fair value of warrants (8)                (8)
Reversal of allowance on goods and services tax receivable (4)                (4)
Depreciation and amortization included within equity in earnings of
White Cliffs 11               11
Allowance on (recovery of) receivable from AGE Refining (1)                (1)
Restricted stock expense 5                   5
Selected items impacting comparability (6) $             (6) $
Selected Items Impacting Comparability